RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,


                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,
                                     Trustee




                           AMENDMENT NO. 1 dated as of
                                        -
                            September 13, 2002 to the

                                Series Supplement

                            Dated as of July 1, 2002

                                     to the

                                Standard Terms of

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2002




                       Mortgage Pass-Through Certificates

                                 Series 2002-S10




--------------------------------------------------------------------------------

     AMENDMENT NO. 1 made as of this 12th day of September 2002, among Residential Funding Mortgage Securities I, Inc., as company (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bank One, National Association, as trustee (the "Trustee").

                                     W I T N E S S E T H


        WHEREAS, the Company, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 2002, relating to the issuance of Mortgage Pass-Through Certificates, Series 2002-S10; and

        WHEREAS, the Company, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 11.01(a) of the Agreement.

        NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Company, the Master Servicer and the Trustee agree as follows:

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2. The designations for Class A-11 and Class A-12 in the second table in the Preliminary Statement of the Agreement is amended to read as follows:


                               Aggregate
                                Initial
                   Pass-      Certificate
                  Through      Principal                       Maturity                      Minimum
  Designation      Rate         Balance         Features         Date       S&P/Fitch     Denominations
                                                  Super
                                             Senior/Accrual/   July 25,
Class A-11         6.50%     $18,250,000.00    /Fixed Rate       2032        AAA/AAA         $25,000
Class A-12         6.50%     $15,025,000.00  Senior/Lockout    July 25,      AAA/AAA         $25,000
                                               /Fixed Rate       2032



        3. The definition of "Super Senior Certificates" in Section 1.01 of the Agreement is hereby amended effective as of the date hereof by deleting such definition in its entirety and replacing it with the following:

     Super Senior Certificates: Any of the Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates or Class A-13 Certificates.


        4. Section 4.09(a)(ii) of the Agreement is hereby amended effective as of the date hereof by deleting the words in such clause in its entirety and replacing it with the following:

            (ii) In accordance with the priority set forth in Section 4.09(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-P Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.


                                         By:     /s/Julie Malanoski
                                         Name: Julie Malanoski
                                         Title:   Vice President



                                         RESIDENTIAL FUNDING CORPORATION


                                         By:   /s/ Julie Steinhagen
                                            --------------------------------
                                         Name:   Julie Steinhagen
                                         Title:     Director




                                         BANK ONE, NATIONAL ASSOCIATION
                                         solely in its capacity as Trustee

                                         By:     /s/Keith Richardson
                                             -------------------------------
                                         Name:   Keith R. Richardson
                                         Title:     Vice President